UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

IDW Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34355	26-4831346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-438-3385

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On June 14, 2022, IDW Media Holdings, Inc. (the “Registrant”) issued a press release announcing its results of operations for the fiscal quarter ended April 30, 2022. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the earnings release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the earnings release.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2022, the Board of Directors of the Registrant adopted the Registrant’s Fourth Amended and Restated By-Laws, effective as of June 9, 2022, which effected changes to Article IV and Article V to provide for an officer position of Chairman, including a description of the role and responsibilities of the holder of such office.

The foregoing description of changes to the Registrant’s By-Laws is qualified in its entirety by reference to the text of the Registrant’s Fourth Amended and Restated By-Laws that are attached hereto as Exhibit 3.1.

Item 8.01. Other Events.

On June 9, 2022, the Board of Directors of the Registrant appointed Howard Jonas as Chairman, which is an executive officer position with the powers, duties and responsibilities set forth in the revised By-Laws (in addition to his current role as Chairman of the Board).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
3.1	IDW Media Holdings, Inc. Fourth Amended and Restated By-Laws (as amended on June 9, 2022).
99.1	Earnings Release, dated June 14, 2022, reporting the results of operations for the fiscal quarter ended April 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Ezra Y. Rosensaft
Name:	Ezra Y. Rosensaft
Title:	Chief Executive Officer

Dated: June 14, 2022

EXHIBIT INDEX

Exhibit No.	Document
3.1	IDW Media Holdings, Inc. Fourth Amended and Restated By-Laws (as amended on June 9, 2022).
99.1	Earnings Release, dated June 14, 2022, reporting the results of operations for the fiscal quarter ended April 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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